NuScale Power Reports Fourth Quarter and Full Year 2025 Results • NuScale’s exclusive global strategic partner, ENTRA1 Energy (“ENTRA1”), and Tennessee Valley Authority (“TVA”) continue to advance the largest nuclear power deployment program in U.S. history • NuScale completes work on Fluor’s Phase 2 Front-End Engineering and Design (“FEED”) study for the RoPower Doicești, Romania power plant • Study shows NuScale Power technology can support profitable, reliable power for chemical plants, validating exciting NuScale use case • NuScale further strengthens cash position through capital market activities CORVALLIS, Ore. – February 26, 2026 – NuScale Power Corporation (NYSE: SMR) (“NuScale”, “NuScale Power” or the “Company”), the industry-leading provider of proprietary and innovative advanced SMR nuclear technology, today announced results for the fourth quarter and full year ended December 31, 2025. “For NuScale, 2025 was a breakthrough year, in which we further solidified our position as the SMR industry’s first mover,” said John Hopkins, NuScale President and Chief Executive Officer. “We made meaningful progress toward commercialization, with our exclusive global commercialization partner, ENTRA1, reaching a nonbinding collaborative agreement with TVA to deploy up to 6 gigawatts of NuScale small modular reactor (“SMR”) capacity across TVA’s seven-state service region. Furthermore, we remain the first and only SMR technology to have received design approval from the U.S. Nuclear Regulatory Commission, including our uprated 77 MWe NuScale Power ModuleTM (“NPM”), placing us at the forefront of advanced nuclear.” Hopkins continued: “Looking to the future of clean energy, we also released the results of a study that demonstrated that our NPMs can help industries that use process steam and electricity in a reliable and profitable manner, validating a promising path for powering commercial chemical plants. As we move into 2026, our primary focus will be on the commercialization of our SMR technology, including ensuring full readiness for the manufacturing of our first NPM.”

Liquidity & Capital Resources • Ended the year with cash, cash equivalents, and short- and long-term investments of $1.3 billion. • Sold 39.3 million shares through an at-the-market (ATM) program during the fourth quarter of 2025, generating $750.0 million in gross proceeds. Financial Update • NuScale reported revenue of $31.5 million for the year ended December 31, 2025, compared to $37.0 million for the year ended December 31, 2024. This decrease was primarily due to a reduction in revenue recognized from the RoPower technology license agreement executed in 2024. This decrease was partially offset by substantially higher Fluor FEED Phase 2 engineering services revenue in support of the RoPower project that started in 2024 and began winding down in late 2025. • NuScale reported cost of sales of $20.0 million for the year ended December 31, 2025, compared to $4.9 million for the year ended December 31, 2024. This increase was primarily due to the engineering services required by Fluor under their FEED Phase 2 contract with RoPower. The licensing revenue earned under the technology license agreement has no cost of sales. • NuScale reported general and administrative (“G&A”) expenses of $609.8 million for the year ended December 31, 2025, compared to $75.9 million for the year ended December 31, 2024. This increase was primarily due to (i) the recognition of Milestone Contribution 1 of $507.4 million under NuScale’s Partnership Milestone Agreement (“PMA”) with ENTRA1, (ii) higher strategic business development costs of $14.6 million, and (iii) $11.8 million in advisory, legal and accounting fees. • NuScale reported a sponsored cost share of $0.1 million for the year ended December 31, 2025, compared to $6.9 million for the year ended December 31, 2024. This decrease was primarily due to the Company hitting the cost share cap with the U.S. Department of Energy and the United States Trade and Development Agency in 2025 as the Company continues to focus on commercialization. • NuScale reported no change in fair value of warrant liabilities in 2025 due to all the warrants being redeemed or exercised in 2024. • NuScale reported investment income of $25.3 million for the year ended December 31, 2025, compared to $8.4 million for the year ended December 31,

2024. This increase was primarily due to the Company’s stronger cash position and higher balances in cash equivalents and short and longer-term investments compared to 2024. Conference Call: NuScale will host a conference call today at 5:00 p.m. ET. A live webcast of the presentation will be available by dialing (888) 550-5460 with conference ID 4347254 or by visiting the Quarterly Results page of the Company’s website. A replay of the webcast will be available for 30 days. About NuScale Power Founded in 2007, NuScale Power Corporation (NYSE: SMR) is the industry-leading provider of proprietary and innovative advanced small modular reactor (SMR) nuclear technology, with a mission to help power the global energy transition by delivering safe, scalable, and reliable carbon-free energy. The NuScale Power Module™, the Company’s groundbreaking SMR technology, is a small, safe, pressurized water reactor that can each generate 77 megawatts of electricity (MWe) or 250 megawatts thermal (gross), and can be scaled to meet customer needs through an array of flexible configurations up to 924 MWe (12 modules) of output. As the first and only SMR to have its designs certified by the U.S. Nuclear Regulatory Commission, NuScale is well-positioned to serve diverse customers across the world by supplying nuclear energy for electrical generation, data centers, district heating, desalination, commercial-scale hydrogen production, and other process heat applications. To learn more, visit NuScale Power’s website or follow us on LinkedIn, Facebook, Instagram, X, and YouTube. Forward Looking Statements This release contains forward-looking statements (including without limitation statements containing words such as "will," "believes," "expects," “anticipates,” "plans" or other similar expressions). These forward-looking statements include statements relating to our strategic and operational plans, expectations (including regarding our market positioning, our progress toward deploying our technology, the RoPower plant, the market for nuclear energy and providing energy technology for communities around the world), future growth, and the outlook of our business. Actual results may differ materially as a result of a number of factors, including, among other things, our liquidity and ability to raise capital; requirements under our Tax Receivable Agreement; our ability to enter into binding contracts with customers to deliver NPMs; competition from other nuclear reactor technologies; delays in the development and manufacturing of NPMs and related technology; the possibility that we may incur losses in the future and may not be able to achieve or maintain profitability; the cost of electricity generated from nuclear sources or our NPMs may not be cost competitive; the market for SMRs is not yet established and may not achieve growth as expected; our dependence on our relationships with ENTRA1, Fluor and other strategic partners; risks related to the Partnership Milestones Agreement with ENTRA1; our ability to manage our growth effectively; our need for additional funding in the future; manufacturing and construction issues; loss of government funding; the politically sensitive environment we operating in and the public perception of nuclear energy; our dependence on senior management and other highly skilled personnel; our ability to obtain design approvals internationally; our customers’ ability to obtain required regulatory approvals on a timely basis or at all; compliance with environmental laws and evolving government laws and regulations; the impact of changing trade policies and new or increased tariffs; risks related to cybersecurity; changes in tax laws; existing or future litigation and regulatory proceedings; our ability to protect our intellectual property; our limited number of authorized shares available for issuance; the price of our Class A common stock may be volatile; additional sales of our common stock or exercise of our options could result in dilution to our stockholders; and we have and may in the future be subject to short selling strategies. Caution must be exercised in relying on these and other forward-looking statements. Due to known and unknown risks, our results may differ materially from its expectations and projections. Additional information concerning these and other factors can be found in the Company's public periodic filings with the Securities and Exchange Commission (the “SEC”), including the general economic conditions and other risks, uncertainties and factors set forth in the sections entitled “Risk Factors” in our Annual Report on Form 10- K for the year ended December 31, 2025 and in subsequent filings we make with the SEC. The referenced SEC filings are available either publicly or upon request from NuScale's Investor Relations Department at ir@nuscalepower.com. The Company disclaims any intent or obligation other than as required by law to update or revise any forward-looking statements.

NuScale Power Corporation Consolidated Balance Sheets (in thousands, except share and per share amounts) December 31, 2025 December 31, 2024 ASSETS Current Assets Cash and cash equivalents $ 836,417 $ 401,556 Short-term investments 417,800 40,000 Restricted cash 5,100 5,100 Prepaid expenses 4,877 3,377 Accounts and other receivables, net (2025 - $5,452; 2024 - $3,655 from related party) 8,378 21,104 Total current assets 1,272,572 471,137 Property, plant and equipment, net 1,924 2,421 In-process research and development 16,900 16,900 Intangible assets, net 527 704 Goodwill 8,255 8,255 Long-lead material work in process 63,767 43,388 Investments 32,954 — Other assets 15,613 1,868 Total Assets $ 1,412,512 $ 544,673 LIABILITIES AND EQUITY Current Liabilities Accounts payable and accrued expenses $ 286,515 $ 47,947 Accrued compensation 8,280 7,330 Long-lead material liability — 32,327 Other accrued liabilities 648 1,356 Deferred revenue 613 762 Total current liabilities 296,056 89,722 Deferred revenue 335 181 Noncurrent liabilities 2,570 1,650 Total Liabilities 298,961 91,553 Stockholders' Equity Class A common stock, par value $0.0001 per share, 662,000,000 shares authorized, 318,480,601 and 122,842,474 shares issued and outstanding as of December 31, 2025 and 2024, respectively 32 12 Class B common stock, par value $0.0001 per share, 179,000,000 shares authorized, 19,413,185 and 154,254,663 shares issued and outstanding as of December 31, 2025 and 2024, respectively 2 15 Additional paid-in capital 1,901,678 995,745 Accumulated deficit (732,871) (377,077) Total Stockholders' Equity Excluding Noncontrolling Interests 1,168,841 618,695 Noncontrolling interests (55,290) (165,575) Total Stockholders' Equity 1,113,551 453,120 Total Liabilities and Stockholders' Equity $ 1,412,512 $ 544,673

NuScale Power Corporation Consolidated Statements of Operations Year Ended December 31, (in thousands, except share and per share amounts) 2025 2024 2023 Revenue (2025 - $23,921; 2024 - $4,225; 2023 - $16,897 from related party) $ 31,479 $ 37,045 $ 22,810 Cost of sales (20,048) (4,937) (18,961) Gross margin 11,431 32,108 3,849 Research and development expenses 45,532 46,817 156,050 General and administrative expenses 609,825 75,901 65,404 Other expenses (2025 - $0; 2024 - $767; 2023 - $32,875 from related party) 45,645 48,115 57,960 Loss from operations (689,571) (138,725) (275,565) Sponsored cost share 149 6,884 61,031 Change in fair value of warrant liabilities — (222,999) 23,627 Investment income 25,302 8,388 10,792 Loss before income taxes (664,120) (346,452) (180,115) Foreign income taxes 342 1,935 — Net loss (664,462) (348,387) (180,115) Net loss attributable to noncontrolling interests (308,668) (211,764) (121,753) Net Loss Attributable to Class A Common Stockholders $ (355,794) $ (136,623) $ (58,362) Loss Per Share of Class A Common Stock: Basic and Diluted $ (2.17) $ (1.47) $ (0.80) Weighted-Average Shares of Class A Common Stock Outstanding: Basic and Diluted 163,731,673 93,249,872 73,386,018

NuScale Power Corporation Consolidated Statements of Cash Flows Year Ended December 31, (in thousands) 2025 2024 2023 OPERATING CASH FLOW Net loss $ (664,462) $ (348,387) $ (180,115) Adjustments to reconcile net loss to operating cash flow: Depreciation 1,004 1,665 2,380 Amortization of intangibles 177 177 177 Equity-based compensation expense 19,160 13,642 16,239 Provision for credit losses — 1,000 — Change in fair value of warrant liabilities — 222,999 (23,627) Loss on disposal of property, plant and equipment — (122) — Impairment of intangible asset — 71 797 Other changes in assets and liabilities: Prepaid expenses and other assets (15,722) 16,413 (10,043) Accounts and other receivables (2025 - $(1,797); 2024 - $(1,013) and 2023 - $(1,134) from related party) 9,553 (11,977) 1,072 Long-lead material work in process (17,206) (7,017) (36,361) Accounts payable and accrued expenses (2025 - $0; 2024 - $(4,080) and 2023 - $(3,614) from related party) 238,363 5,717 18,246 Long-lead material liability (32,327) 4 32,323 Lease liability 895 (1,680) (4,061) Deferred revenue 5 45 42 Accrued compensation 950 (1,216) (323) Net Cash Used in Operating Activities (459,610) (108,666) (183,254) INVESTING CASH FLOW Proceeds from sale of short-term investments 164,188 25,000 50,000 Proceeds from sale of investments 91,903 — — Purchase of short-term investments (541,988) (65,000) — Purchase of investments (124,857) — — Insurance proceeds for property, plant and equipment — 195 — Purchases of property, plant and equipment (508) (44) (1,725) Net Cash (Used) Provided by Investing Activities (411,262) (39,849) 48,275 FINANCING CASH FLOW Proceeds from the issuance of common stock, net of issuance fees 1,299,734 204,648 9,836 Proceeds from exercise of warrants — 205,375 — Proceeds from exercise of common stock options 6,415 22,405 6,291 Foreign income tax withholding to NCI interests (416) (2,622) — Net Cash Provided by Financing Activities 1,305,733 429,806 16,127 Net Change in Cash, Cash Equivalents and Restricted Cash 434,861 281,291 (118,852) Cash, cash equivalents and restricted cash: Beginning of period 406,656 125,365 244,217 End of period $ 841,517 $ 406,656 $ 125,365 Summary of noncash investing and financing activities: Warrants converted into equity $ — $ 228,721 $ — Supplemental disclosures of cash flow information: Cash paid for income taxes $ 2,300 $ 3,224 $ —

Investor Contact Rodney McMahan, Senior Director, Investor Relations, NuScale Power rmcmahan@nuscalepower.com Media Contact Chuck Goodnight, Vice President, Business Development, NuScale Power media@nuscalepower.com